--------------------------------------------------------------------------------

                             HONDA TITLING A L.P.
                                     and
                            HONDA TITLING B L.P.,
                      as Grantors and UTI Beneficiaries,

                             HONDA TITLING C L.P.
                                     and
                            HONDA TITLING D L.P.,
                               as Transferors,

                     AMERICAN HONDA FINANCE CORPORATION,
                                 as Servicer,

                                  HVT, INC.,
               as Origination Trustee of the Honda Lease Trust,

                   DELAWARE TRUST CAPITAL MANAGEMENT, INC.,
                as Delaware Trustee of the Honda Lease Trust,

                                     and

                        U.S. BANK NATIONAL ASSOCIATION,
 as Trust Agent and, for Certain Limited Purposes Only, as 1999-A Owner Trustee

                        FORM OF 1999-A SUBI SUPPLEMENT

                                      TO

                         SECOND AMENDED AND RESTATED
                        TRUST AND SERVICING AGREEMENT

                        -----------------------------

                          Dated as of [            ]

                        -----------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE ELEVEN   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     11.01       Definitions.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     11.02       Interpretation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
ARTICLE TWELVE   CREATION AND TERMINATION OF TRUST INTERESTS . . . . . . . . . . . . . . 5
     12.01       Initial Creation of the 1999-A SUBI Sub-Trust and 1999-A SUBI.. . . . . 5
     12.02       Rights in Respect of 1999-A SUBI. . . . . . . . . . . . . . . . . . . . 7
     12.03       Issuance and Form of SUBI Certificates. . . . . . . . . . . . . . . . . 8
     12.04       Filings.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
     12.05       Termination of 1999-A SUBI. . . . . . . . . . . . . . . . . . . . . . .10
     12.06       Representations and Warranties of Origination Trustee.. . . . . . . . .11
     12.07       Resignation or Removal of Origination Trustee . . . . . . . . . . . . .11
ARTICLE THIRTEEN ACCOUNTS; CASH FLOWS; ELIGIBLE INVESTMENTS  . . . . . . . . . . . . . .11
     13.01       1999-A SUBI Collection Account. . . . . . . . . . . . . . . . . . . . .11
     13.02       1999-A SUBI Lease Account.. . . . . . . . . . . . . . . . . . . . . . .12
     13.03       1999-A Payahead Account.. . . . . . . . . . . . . . . . . . . . . . . .13
     13.04       Investment Gains and Losses.. . . . . . . . . . . . . . . . . . . . . .13
     13.05       Rebalancing After Third-Party Claim.. . . . . . . . . . . . . . . . . .14
ARTICLE FOURTEEN MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . .15
     14.01       Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     14.02       Effect of 1999-A SUBI Supplement on Origination Trust Agreement . . . .15
     14.03       Amendment.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
     14.04       Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     14.05       Severability of Provisions. . . . . . . . . . . . . . . . . . . . . . .17
     14.06       Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17


                                    EXHIBITS

SCHEDULE I  Schedule of 1999-A Contracts and 1999-A
            Leased Vehicles as of the Cutoff Date. . . . . . . . . . . . . . . . . . . S-1

EXHIBIT A   Form of HTA LP/HTB LP 1999-A SUBI Certificate. . . . . . . . . . . . . . . A-1

EXHIBIT B   Form of 1999-A SUBI Certificate. . . . . . . . . . . . . . . . . . . . . . B-1

EXHIBIT C   Form of [HTC LP][HTD LP] Retained 1999-A SUBI Certificate. . . . . . . . . C-1


                        FORM OF 1999-A SUBI SUPPLEMENT TO

                        SECOND AMENDED AND RESTATED TRUST
                             AND SERVICING AGREEMENT

          1999-A SUBI SUPPLEMENT TO SECOND AMENDED AND RESTATED TRUST AND SERVICING AGREEMENT ("1999-A SUBI Supplement"), dated and effective as of
[            ,] by and among Honda Titling A L.P. ("HTA LP"), a Delaware limited partnership, and Honda Titling B L.P. ("HTB LP"), a Delaware limited partnership (both as "Grantors" and "UTI Beneficiaries"), Honda Titling C L.P. ("HTC LP"), a Delaware limited partnership, and Honda Titling D L.P. ("HTD LP"), a Delaware limited partnership (both as "Transferors"), American Honda Finance Corporation, as servicer (in such capacity, the "Servicer"), HVT, Inc., a Delaware corporation, as origination trustee of the Honda Lease Trust (the "Origination Trustee"), Delaware Trust Capital Management, Inc., as Delaware trustee of the Honda Lease Trust (the "Delaware Trustee"), and U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"), and for the limited purposes of the provisions of Sections 13.01, 13.02, 13.03 and 13.04, and the rights under 14.03, in its capacity as 1999-A Owner Trustee (as defined below).

                                   RECITALS

          A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meaning given in the Agreement of Definitions described in
Section 11.01 hereof.

          B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

          C. The parties hereto desire to supplement the terms of the Origination Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio") (ii) allocate such 1999-A SUBI Assets to a SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), (iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA LP one certificate representing a 98.01% interest in the 1999-A SUBI (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and (b) HTB LP one certificate representing a 0.99% interest in the 1999-A SUBI (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

          D. The parties hereto desire to supplement the terms of the Origination Trust Agreement relating to the establishment of the 1999-A SUBI Collection Account.

          E. The parties hereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A SUBI Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to that certain HTA LP 1999-A
SUBI Securities Account Control Agreement, dated as of [           ],
between HTA LP and the 1999-A SUBI Securities Intermediary (the "HTA LP 1999-A SUBI Securities Account Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A SUBI Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to that certain HTB LP 1999-A SUBI
Securities Account Control Agreement, dated as of [            ] between HTB
LP and the 1999-A SUBI Securities Intermediary (the "HTB LP 1999-A SUBI Securities Account Control Agreement") into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A SUBI Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

          F. Concurrently herewith, the Origination Trustee, on behalf of the Origination Trust, and the Servicer are entering into the 1999-A Servicing Supplement (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement") pursuant to which, among other things, the terms of the Origination Trust Agreement and the Servicing Agreement, dated April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust will be supplemented insofar as they apply solely to the servicing of the 1999-A SUBI Sub-Trust created hereby to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI created hereby.

          G. Concurrently herewith, the UTI Beneficiaries, HTC LP and HTD LP are entering into that certain 1999-A SUBI Certificates Purchase and Sale
Agreement, dated as of [      ,

1999] (the "1999-A SUBI Certificates Purchase and Sale Agreement"), pursuant to which the UTI Beneficiaries will sell, without recourse, to HTC LP and HTD LP, all of their respective right, title and interest in and to the 1999-A SUBI and the HTA LP/HTB LP 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the 1999-A SUBI, and all proceeds thereof. In connection therewith, and concurrently herewith and therewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI as of [May 31, 1999] (the "Cutoff Date"), based on their respective share of the 1999-A SUBI less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by the HTC LP and HTD LP.

          H. Concurrently herewith, HTC LP and HTD LP will submit the HTA LP/HTB LP 1999-A SUBI Certificates to the Origination Trustee and direct the Origination Trustee to issue four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI (the "HTC LP 1999-A SUBI Certificate"), (ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI (the "HTD LP 1999-A SUBI Certificate" and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"), (iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI (the "HTC LP Retained 1999-A SUBI Certificate") and (iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI (the "HTD LP Retained 1999-A SUBI Certificate" and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

          I. The parties hereto desire that, concurrently herewith, the 1999-A SUBI Securities Intermediary establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to that certain HTC LP 1999-A SUBI Securities Account Control Agreement dated as of
[            ], between HTC LP and the 1999-A SUBI Securities Intermediary
(the "HTC LP 1999-A SUBI Securities Account Control Agreement") into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A SUBI Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate pursuant to a Securitization involving the 1999-A SUBI.

          J. The parties hereto desire that, concurrently herewith, the 1999-A SUBI Securities Intermediary establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to that certain HTD LP 1999-A SUBI Securities Account Control Agreement dated as of
[            ], between HTD LP and the 1999-A SUBI Securities Intermediary
(the "HTD LP 1999-A

SUBI Securities Account Control Agreement") into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A SUBI Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate pursuant to a Securitization involving the 1999-A SUBI.

          K. The parties hereto desire that, concurrently herewith, the 1999-A SUBI Securities Intermediary establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the "99.8% 1999-A SUBI Securities Account") pursuant to that certain 99.8% 1999-A SUBI Securities Account Control
Agreement dated as of [            ], between the 1999-A Owner Trustee, on
behalf of the 1999-A Securitization Trust, and the 1999-A SUBI Securities Intermediary, (the "99.8 % 1999-A SUBI Securities Account Control Agreement") into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A SUBI Securities Intermediary to debit the [99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to the 1999-A
Securitization Trust pursuant to the Securitization involving the 1999-A SUBI].

          L. Concurrently herewith, HTC LP, HTD LP, U.S. Bank, as owner trustee (in such capacity, the "1999-A Owner Trustee"), The Bank of New York, as indenture trustee ("1999-A Indenture Trustee") and Wilmington Trust Company, as Delaware owner trustee (the "Delaware Owner Trustee"), are entering into that certain securitization trust agreement, dated as of
[            ] (the "1999-A Securitization Trust Agreement") pursuant to which the securitization trust (the "1999-A Securitization Trust") will be formed and pursuant to which HTC LP and HTD LP will transfer to the 1999-A Securitization Trust the 1999-A SUBI Certificates, the 1999-A Indenture Trustee will issue the Notes and the 1999-A Securitization Trust will issue the Certificates and deliver the Notes to HTC LP and HTD LP. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively.

          M. Concurrently herewith, the 1999-A Indenture Trustee and the 1999-A Owner Trustee are entering into that certain indenture, dated as of
[            ] (the "Indenture"), pursuant to which the 1999-A Indenture
Trustee will issue the Notes and the 1999-A Owner Trustee will grant a security interest in all of the assets held by the 1999-A Securitization Trust, including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the 1999-A Owner Trustee's obligations under the Indenture.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Origination Trust Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereto agree to the following supplemental obligations and provisions with regard to the 1999-A SUBI Sub-Trust:

                                 ARTICLE ELEVEN
                                  DEFINITIONS

     11.01 DEFINITIONS. For all purposes of this 1999-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement of Definitions dated
[            ], by and among HVT, Inc., a Delaware corporation, as
origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership. In the event of any conflict between a definition set forth both in the Origination Trust Agreement and the Agreement of Definitions, the definition set forth in the Agreement of Definitions shall prevail. In the event of any conflict between a definition set forth both herein and the Agreement of Definitions, the definitions set forth herein shall prevail.

     11.02 INTERPRETATION. For all purposes of this 1999-A SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this 1999-A SUBI Supplement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 1999-A SUBI Supplement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this 1999-A SUBI Supplement as a whole and not to any particular part, Article or Section within this 1999-A SUBI Supplement, (iv) references to a section such as "Section 12.01" or an Article such as "Article Twelve" shall refer to the applicable Section or Article of this 1999-A SUBI Supplement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall mean "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC, (viii) the phrase "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to refer to the Origination Trustee, acting on behalf of the Honda Lease Trust and all beneficiaries thereof, and (ix) the phrase "1999-A Owner Trustee, acting on behalf of the 1999-A Securitization Trust," or words of similar import, shall be deemed to refer to the 1999-A Owner Trustee, acting on behalf of the Honda Auto Lease Trust 1999-A and all beneficiaries thereof.

                                ARTICLE TWELVE
                 CREATION AND TERMINATION OF TRUST INTERESTS

     12.01   INITIAL CREATION OF THE 1999-A SUBI SUB-TRUST AND 1999-A SUBI.

             (a) Pursuant to Section 3.01(a) of the Origination Trust Agreement, Trust Assets not already denominated as SUBI Assets with respect to a different SUBI Sub-Trust may be identified and allocated as SUBI Assets of a separate SUBI Sub-Trust at the direction of the UTI Beneficiaries. The UTI Beneficiaries hereby direct the Origination Trustee to identify and allocate or cause to be identified and allocated on the books and records of the Origination Trust a separate portfolio of SUBI Assets (the "1999-A SUBI Assets") consisting of the Leases and related Leased Vehicles listed as of the Cutoff Date on Schedule I hereto and other related Trust Assets to be accounted for and held in trust independently from all other Trust Assets within the Origination Trust, including all Trust Assets already identified and allocated to any other SUBI Sub-Trust, and from those remaining as assets of the UTI Sub-Trust.

          The assets of the 1999-A SUBI Sub-Trust established hereby shall consist of: (i) those Leases identified by contract number on Schedule I hereto that are Eligible Leases as of the Cutoff Date, including the related rights of the Origination Trust as lessor under such Leases, having an Aggregate Net Investment Value as of the Cutoff Date of $-; (ii) the related Leased Vehicles and all proceeds thereof, including each Certificate of Title and the Booked Residual Value of each Leased Vehicle, whether realized through the exercise by Lessees of purchase options under the Leases, the proceeds of sale of the related Leased Vehicles to Dealers or third parties or through payments received from any other Person (directly or indirectly), including as proceeds of any related Insurance Policy (exclusive of any residual value insurance policies or the proceeds thereof) (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Lessees, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices); (iii) all of the Origination Trust's right, title, interest and obligations (except such obligations that are specifically retained by the Origination Trust pursuant to the terms of the Origination Trust Agreement) with respect to such Leases or Leased Vehicles, including the right to enforce all Dealer repurchase obligations arising under Dealer Agreements and to proceeds arising therefrom; (iv) any other rights under or other proceeds of any Insurance Policy relating to such Leases, Leased Vehicles or payments of the related Lessee with respect thereto (exclusive of any residual value insurance policies or the proceeds thereof) (to the extent not applied to making repairs to the related Leased Vehicle or otherwise paid to the Lessee, a third Person or Governmental Authority by the Servicer as required by law or pursuant to its normal servicing practices); (v) any portion of any Security Deposit actually and properly applied by the Servicer against amounts due under the related Lease (to the extent not applied to making repairs to the related Leased Vehicle or paid to the Lessee, a third Person or Governmental Authority in accordance with the Servicer's normal servicing practices); (vi) the 1999-A SUBI Collection Account, including all cash and Eligible Investments therein and all income from the investment of funds therein and
(vii) all proceeds of any of the foregoing arising on or after the Cutoff
Date.

          Based upon their identification and allocation by the Servicer pursuant to the 1999-A Servicing Supplement, the Origination Trustee hereby identifies and allocates as 1999-A SUBI Assets the portfolio of Leases and Leased Vehicles more particularly described on Schedule I hereto, and the related Trust Assets described above, each such 1999-A SUBI Asset to be identified on the books and accounts of the Origination Trust as belonging to the 1999-A SUBI Portfolio.

          (b) Pursuant to Section 3.01(a) of the Origination Trust Agreement, the Origination Trustee hereby creates the 1999-A SUBI Sub-Trust and the 1999-A SUBI. The 1999-A SUBI shall represent a specific undivided beneficial interest solely in the 1999-A SUBI Sub-Trust and the 1999-A SUBI Assets.

          (c) As required by Section 3.04 of the Origination Trust Agreement, the UTI Beneficiaries hereby certify to the Origination Trustee that (i) as of the date of execution and delivery hereof, either there is no pledgee of the UTI or each such pledgee of a UTI Pledge has received prior notice of the creation of the 1999-A SUBI Sub-Trust and of the terms and provisions of this 1999-A SUBI Supplement and of the related Securitization and (ii) as of the date hereof, and after giving effect to: (A) the creation of the 1999-A SUBI Sub-Trust pursuant to Section 12.01(b); (B) the issuance of the HTA LP/HTB LP 1999-A SUBI Certificates pursuant to Section 12.03(a);
(C) the transfer to, or to the order of, HTC LP of, the HTA LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate; (D) the transfer to, or to the order of, HTD LP of, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 199-A SUBI Certificate; (E) the exchange by HTC LP and HTD LP of the HTA LP/HTB LP 1999-A SUBI Certificates for the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates; (F) the issuance of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates pursuant to Section 12.03(d); (G) the transfer to, or to the order of, HTC LP of, the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate; (H) the transfer to, or to the order of, HTD LP of, the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate; (I) the HTA LP 1999-A SUBI Securities Account Control Agreement, the HTB LP 1999-A SUBI Securities Account Control Agreement, the HTC LP 1999-A SUBI Securities Account Control Agreement, the HTD LP 1999-A SUBI Securities Account Control Agreement and the 99.8% 1999-A SUBI Securities Account Control Agreement, specified in recitals E, I, J and K herein; and (J) the application by the UTI Beneficiaries of any net proceeds from any Securitization involving the 1999-A SUBI and/or the 1999-A SUBI Certificates, there is and will be no default by the UTI Beneficiaries in their respective capacities as UTI Beneficiaries with respect to any Securitization or other agreement or obligation secured by a UTI Pledge.

          (d) The parties hereto intend that, at any time during which the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates are held or beneficially owned by a single Person, or by two or more Persons that are treated as a single Person for federal income tax purposes, the 1999-A SUBI Sub-Trust shall not constitute a separate entity for federal income tax purposes or for state income or franchise tax purposes. However, at any time that the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates are held or beneficially owned by two or more Persons that are not treated as a single Person for federal income tax purposes, the parties hereto intend that the 1999-A SUBI Sub-Trust be characterized as a separate entity for federal and state income tax purposes that shall qualify as a partnership for such purposes. The 1999-A SUBI Sub-Trust shall not elect to be treated as an association under Section 301.7701-3(a) of the regulations of the United States Department of the Treasury for federal income tax purposes.

          (e) Each Beneficiary of a 1999-A SUBI Certificate or a Retained 1999-A SUBI Certificate shall at all times maintain a minimum net worth (excluding the value of the 1999-A SUBI Certificates or Retained 1999-A SUBI Certificates held thereby) equal to 10% of the net Capital Contributions made by all of the UTI Beneficiaries to the UTI; provided that such minimum net worth requirement shall not apply to the 1999-A Securitization Trust, the 1999-A Owner Trustee or the 1999-A Indenture Trustee.

     12.02     RIGHTS IN RESPECT OF THE 1999-A SUBI.

          Each holder of a 1999-A SUBI Certificate or a Retained 1999-A SUBI Certificate (including the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust, after the transfer of the 1999-A SUBI Certificates by HTC LP and HTD LP to the 1999-A Owner Trustee, on behalf of the 1999-A Securitization Trust) and Registered Pledgee of a 1999-A SUBI Certificate (including the 1999-A Indenture Trustee, on behalf of the Noteholders, as pledgee of the 1999-A SUBI Certificates) is a third-party beneficiary of the Origination Trust Agreement and this 1999-A SUBI Supplement, insofar as such documents apply to the 1999-A SUBI and the Holder and Registered Pledgee of the 1999-A SUBI Certificates. Therefore, to that extent, references in the Origination Trust Agreement to the ability of any "Holder of a SUBI Certificate", "assignee of a SUBI Certificate", "Registered Pledgee of a SUBI Certificate" or the like to take any action shall also be deemed to refer to
(i) the 1999-A Owner Trustee, as holder of the 1999-A SUBI Certificates, acting at its own instigation or upon the instruction of Noteholders representing more than 50% of the Voting Interests (or such other percentage as may be required or permitted pursuant to the Indenture) during such time as any Note shall remain outstanding, (ii) if no Notes remain outstanding, shall be deemed to refer to the 1999-A Owner Trustee, acting at its own instigation or upon the instruction of HTC LP or HTD LP, and (iii) HTC LP, as holder of the HTC LP Retained 1999-A SUBI Certificate, or HTD LP, as holder of the HTD LP Retained 1999-A SUBI Certificate.

     12.03     ISSUANCE AND FORM OF SUBI CERTIFICATES.

          (a) The 1999-A SUBI shall initially be represented by the HTA LP/HTB LP 1999-A SUBI Certificates, each of which shall evidence a beneficial interest in the assets of the 1999-A SUBI. The HTA LP/HTB LP 1999-A SUBI Certificates shall collectively represent 100% of the beneficial interests in the 1999-A SUBI and the assets of the 1999-A SUBI Sub-Trust. The Origination Trustee is hereby instructed to issue the HTA LP/HTB LP 1999-A SUBI Certificates, each substantially in the form of Exhibit A attached hereto, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by the UTI Beneficiaries. The HTA LP/HTB LP 1999-A SUBI Certificates may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by the UTI Beneficiaries. The Origination Trustee is hereby directed to issue and register the HTA LP/HTB LP 1999-A SUBI Certificates in the name of the 1999-A SUBI Securities Intermediary in such capacity, on behalf of and for the benefit of the UTI Beneficiaries, and to deliver the HTA LP/HTB LP 1999-A SUBI Certificates on the Closing Date to the 1999-A SUBI Securities Intermediary upon the order of the UTI Beneficiaries. On the Closing Date, the UTI Beneficiaries shall direct the 1999-A SUBI Securities Intermediary in writing to deliver (i) the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate to the HTA LP 1999-A SUBI Securities Account and (ii) the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate to the HTB LP 1999-A SUBI Securities Account. HTA LP shall acquire beneficial and record ownership of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate, and HTB LP shall acquire beneficial and record ownership of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate.

          (b) The HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate shall initially be held in the HTA LP 1999-A SUBI Securities Account, and the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate shall initially be held in the HTB LP 1999-A SUBI Securities Account.

          (c) On the Closing Date, (i) HTA LP shall instruct the 1999-A SUBI Securities Intermediary to transfer (A) the HTA LP/HTC LP 1999-A SUBI Certificate from the HTA LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTA LP/HTD LP 1999-A SUBI Certificate from the HTA LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTC LP, and (ii) HTB LP shall instruct the 1999-A SUBI Securities Intermediary to transfer (A) the HTB LP/HTC LP 1999-A SUBI Certificate from the HTB LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTB LP/HTD LP 1999-A SUBI Certificate from the HTB LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP.

          (d) On the Closing Date, (i) HTC LP shall exchange the HTA LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate for the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate, and (ii) HTD LP shall exchange the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate for the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate. The HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate are collectively referred to herein as the "1999-A SUBI Certificates"; the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate are collectively referred to herein as the "Retained 1999-A SUBI Certificates". The 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates shall collectively represent 100% of the beneficial interests in the 1999-A SUBI and the assets of the 1999-A SUBI Sub-Trust. The HTA LP/HTB LP 1999-A SUBI Certificates shall be cancelled upon being exchanged for the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates. The Origination Trustee is hereby instructed to issue the 1999-A SUBI Certificates and Retained 1999-A SUBI Certificates substantially in the forms of Exhibits B and C attached hereto, respectively, with such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Origination Trust Agreement, be directed by HTC LP and HTD LP. HTC LP and HTD LP shall acquire beneficial and record ownership of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates and shall be required to retain beneficial and record ownership of the Retained 1999-A SUBI Certificates until the 1999-A SUBI has been terminated. Any attempted transfer of the Retained 1999-A SUBI Certificates shall be null and void, except as permitted under the 1999-A Securitization Documents.

          (e) The 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates may be printed, lithographed, typewritten, mimeographed, photocopied or otherwise produced in any other manner as may, consistently herewith and with the Origination Trust Agreement, be determined by HTC LP and HTD LP. The Origination Trustee is hereby directed to issue and register each of the 1999-A SUBI Certificates and each of the Retained 1999-A SUBI Certificates in the name of the 1999-A SUBI Securities Intermediary in such capacity, on behalf of and for the benefit of HTC LP and HTD LP, and to deliver such 1999-A SUBI Certificates and Retained 1999-A SUBI Certificates to the 1999-A SUBI Securities Intermediary upon the order of HTC LP and HTD LP.

          (f) On the Closing Date, HTC LP shall direct the 1999-A SUBI Securities Intermediary in writing to effect the transfer of the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificates to the HTC LP 1999-A SUBI Securities Account, and HTD LP shall direct the 1999-A SUBI Securities Intermediary in writing to effect the transfer of the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificates to the HTD LP 1999-A SUBI Securities Account. Thereafter, HTC LP and HTD LP shall jointly direct the 1999-A SUBI Securities Intermediary in writing to effect the transfer of the 1999-A SUBI Certificates to the 99.8% 1999-A SUBI Securities Account. HTC LP and HTD LP shall not transfer the Retained 1999-A SUBI Certificates in connection with the transfer of the 1999-A SUBI Certificates.

          (g) The HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate shall initially be held in the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate shall be initially held in the HTD LP 1999-A SUBI Securities Account.

          (h) On the Closing Date, the 1999-A Indenture Trustee shall be, and thereafter for so long as the lien of the Indenture is in place shall continue to be, registered as the Registered Pledgee of the 1999-A SUBI Certificates held by the 1999-A Securitization Trust and pledged as part of the 1999-A Securitization Trust Estate to secure the 1999-A Owner Trustee's obligations under the Indenture. As the Registered Pledgee, the 1999-A Indenture Trustee shall be entitled to exercise any and all rights or powers of a Holder hereunder, to the extent set forth in Sections 6.02 and 6.03 of the Indenture.

          (i) Pursuant to Section 3.04 of the Origination Trust Agreement, the 1999-A SUBI Certificates may not be transferred or assigned except as provided in connection with the termination of the 1999-A Securitization Trust pursuant to Article Seven of the 1999-A Securitization Trust Agreement, subject to the assignee or pledgee (x) giving a non-petition covenant substantially similar to that set forth in Section 8.08 of the Origination Trust Agreement and (y) executing an agreement between or among itself and each UTI Beneficiary and each SUBI Beneficiary of each SUBI relating to another Sub-Trust, to release all claims to the Trust Assets allocated to the UTI Sub-Trust or to such other SUBI Sub-Trust and, in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the Trust Assets allocated thereto (which agreement may be included in the 1999-A SUBI Certificates themselves). Notwithstanding the foregoing, 1999-A SUBI Certificates may, at any time, be transferred or assigned to HTA LP, HTB LP or any of their respective Affiliates.

          Neither the 1999-A SUBI Certificates nor the Retained 1999-A SUBI Certificates shall be transferred or assigned except to a transferee or assignee who is (i) the holder of a 1999-A SUBI Certificate or a Retained 1999-A SUBI Certificate on the date of such transfer or (ii) HTA LP, HTB LP or any of their respective Affiliates.

     12.04     FILINGS.

          The Grantors, the UTI Beneficiaries (if different from the Grantors) and the Origination Trustee, as directed by the Grantors or the UTI Beneficiaries, will undertake all other and future actions and activities as may be deemed reasonably necessary by the Grantors or the UTI Beneficiaries to perfect (or evidence) and confirm the allocation of the 1999-A SUBI Assets to the 1999-A SUBI Sub-Trust as provided herein, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other agreements or instruments relating to such Securitization. The Grantors hereby irrevocably make and appoint each of the Origination Trustee and the Servicer (in the case of the Servicer, only for so long as the Servicer is acting in such capacity), and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the Grantors (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the Grantors any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section 12.04.

     12.05     TERMINATION OF 1999-A SUBI.

          In connection with any purchase by the Servicer of the corpus of the 1999-A Securitization Trust pursuant to Section 7.02 of the 1999-A Securitization Trust Agreement and the succession of the Servicer to all of the interest in the 1999-A SUBI, the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, should all of the interest in the 1999-A SUBI thereafter be transferred to the UTI Beneficiaries, whether by sale or otherwise, then, upon the direction of the UTI Beneficiaries, the 1999-A SUBI shall be terminated, the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates shall be returned to the Origination Trustee and canceled thereby, and the Origination Trustee, at the direction of the Servicer, shall reallocate all 1999-A Contracts, 1999-A Leased Vehicles and related 1999-A SUBI Assets to the UTI Sub-Trust.

     12.06     REPRESENTATIONS AND WARRANTIES OF ORIGINATION TRUSTEE.

          The Origination Trustee hereby makes the same representations and warranties set forth in Section 5.12 of the Origination Trust Agreement as of the date hereof, on which the Grantors and UTI Beneficiaries have relied in executing this 1999-A SUBI Supplement and on which each of their permitted assignees and pledgees, and each pledgee or holder of a 1999-A SUBI Certificate or Retained 1999-A SUBI Certificate (and each Beneficiary of a 1999-A SUBI Certificate or Retained 1999-A SUBI Certificate) may rely.

     12.07     RESIGNATION OR REMOVAL OF ORIGINATION TRUSTEE.

          No resignation or removal of the Origination Trustee pursuant to any provision of the Origination Trust Agreement shall be effective unless and until each Rating Agency has confirmed, in writing, that such resignation or removal would not cause it to reduce, modify or withdraw its then current rating of any class of securities issued by the 1999-A Securitization Trust.

                                  ARTICLE THIRTEEN
                     ACCOUNTS; CASH FLOWS; ELIGIBLE INVESTMENTS

     13.01     1999-A SUBI COLLECTION ACCOUNT.

          (a) Notwithstanding Section 4.02(a) of the Origination Trust Agreement, the Servicer, on behalf of the Origination Trustee, shall establish in the Origination Trustee's name, and maintain with respect to the 1999-A SUBI, the 1999-A SUBI Collection Account for the benefit of (a) the Beneficiaries of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates and
(b) to the extent provided below, the Origination Trustee, which account shall constitute a SUBI Collection Account. The 1999-A SUBI Collection Account initially shall be established with U.S. Bank National Association and at all times shall be an Eligible Account. If the institution maintaining the 1999-A SUBI Collection Account no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Origination Trustee's assistance as necessary, cause the 1999-A SUBI Collection Account to be moved to a bank or trust company that satisfies those requirements. In connection with any termination of the 1999-A Securitization Trust pursuant to Article Seven of the 1999-A Securitization Trust Agreement, the Origination Trustee may transfer the 1999-A SUBI Collection Account to the Trust Agent. The 1999-A SUBI Collection Account shall relate solely to the 1999-A SUBI and the 1999-A SUBI Sub-Trust, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in Section 4.02 of the Origination Trust Agreement as supplemented by this 1999-A SUBI Supplement and the 1999-A Servicing Supplement. All amounts held in the 1999-A SUBI Collection Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with Article Four of the Origination Trust Agreement or Sections 13.01(b), 13.01(c), 13.02, 13.03 or 13.04 of this 1999-A SUBI
Supplement. The Origination Trustee shall be a beneficiary of the 1999-A SUBI Collection Account only to the extent that amounts described in Sections 5.03(c) and 5.05 of the Origination Trust Agreement are not paid or reimbursed to the Origination Trustee pursuant to such sections from a SUBI Lease Account, or paid directly by the Servicer pursuant to the terms of the 1999-A Securitization Trust Agreement; any such amounts shall be withdrawn from the 1999-A SUBI Collection Account only for such purposes and only to the extent set forth in
Section 3.03 of the 1999-A Securitization Trust Agreement, or as set forth in this Section 13.01(a) if the 1999-A SUBI Collection Account has been transferred to the Trust Agent.

          (b) The Servicer shall deposit into the 1999-A SUBI Collection Account all Collections received in respect of the 1999-A Contracts and 1999-A Leased Vehicles (in each case exclusive of the proceeds of any residual value insurance policies), except as otherwise specified herein or in the 1999-A Servicing Supplement (in connection with any failure to satisfy the Monthly Remittance Conditions). Amounts so deposited will be applied by the 1999-A Owner Trustee, by the 1999-A Indenture Trustee or by the Servicer as specified in the 1999-A Securitization Trust Agreement and the 1999-A Servicing Supplement.

          (c) It is the intent of the parties hereto that the proceeds of the Residual Value Insurance Policy (and any other residual value insurance policies) applicable to the 1999-A Leased Vehicles and the 1999-A Contracts will be payable by the Servicer (or the insurer under the Residual Value Insurance Policy (and any other residual value insurance policies)) directly to the Origination Trust and will not under any circumstances be subject to the lien of the 1999-A Securitization Trust Agreement. If, notwithstanding the foregoing, any such amounts are in fact deposited in any SUBI Account or other account established by the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, then such amounts will be distributed to the Origination Trust by the Origination Trustee, the 1999-A Indenture Trustee, the 1999-A Owner Trustee, as the case may be, on the next succeeding Distribution Date at the written direction of the Servicer.

          (d) From and after the date, if any, on which the Monthly Remittance Conditions cease to be satisfied, the Servicer will deposit all Principal Collections and Interest Collections into the 1999-A SUBI Collection Account as set forth in Section 9.02 of the 1999-A Servicing Supplement within two Business Days of the Servicer's receipt thereof.

     13.02     1999-A SUBI LEASE ACCOUNT.

          Notwithstanding the provisions of Section 4.04 of the Origination Trust Agreement, the Servicer shall be required to establish and maintain with respect to the 1999-A SUBI the 1999-A SUBI Lease Account in the name of the Origination Trustee, which account shall constitute a SUBI Lease Account, only if the Monthly Remittance Conditions are no longer satisfied. Such account shall be for the benefit of the Beneficiaries of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates. Any such 1999-A SUBI Lease Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. If the Trust Agent no longer meets the requirements stated in the definition of Eligible Account, then the Servicer shall, with the Origination Trustee's assistance as necessary, cause the 1999-A SUBI Lease Account to be moved to a bank or trust company that satisfies those requirements. The 1999-A SUBI Lease Account shall relate solely to the 1999-A SUBI and the 1999-A SUBI Portfolio, and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Origination Trust Agreement as supplemented by this 1999-A SUBI Supplement or the 1999-A Servicing Supplement. All amounts held in the 1999-A SUBI Lease Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with the Origination Trust Agreement, this 1999-A SUBI Supplement, the 1999-A Servicing Supplement or the Servicing Agreement. All transfers of funds into and out of the 1999-A SUBI Lease Account shall be made in accordance with Section 4.04 of the Origination Trust Agreement.

     13.03     1999-A PAYAHEAD ACCOUNT.

          The Origination Trustee shall establish and the Trust Agent shall maintain with respect to the 1999-A SUBI, a 1999-A Payahead Account in the name of the Origination Trustee, for the benefit of the Holders of the 1999-A SUBI Certificates and the Retained 1999-A SUBI Certificates, which account shall constitute a Payahead Account, only if the Monthly Remittance Conditions are no longer satisfied. Any such 1999-A Payahead Account initially shall be established with U.S. Bank, as Trust Agent, and at all times shall be an Eligible Account. If the

Trust Agent no longer meets the requirements of an Eligible Account, the Servicer shall, with the Origination Trustee's assistance as necessary, cause the 1999-A Payahead Account to be moved to a bank or trust company that satisfies these requirements. The 1999-A Payahead Account shall relate solely to the 1999-A SUBI and the 1999-A SUBI Portfolio and funds therein shall not be commingled with any other monies, except as otherwise provided for or contemplated in the Origination Trust Agreement, this 1999-A SUBI Supplement, the 1999-A Servicing Supplement or the Servicing Agreement. All amounts held in the 1999-A Payahead Account shall be invested in Eligible Investments until distributed or otherwise applied in accordance with the Origination Trust Agreement, this 1999-A SUBI Supplement, the 1999-A Servicing Supplement or the Servicing Agreement. All transfers of funds into and out of the 1999-A Payahead Account shall be made in accordance with
Section 2.06 of the Servicing Agreement.

     13.04     INVESTMENT GAINS AND LOSSES.

          Except as otherwise provided herein, all or a portion of the funds deposited into the 1999-A SUBI Accounts shall be separately invested by the Origination Trustee, the 1999-A Owner Trustee or the 1999-A Indenture Trustee, as applicable, from time to time at the written direction of the Servicer, in any Eligible Investments. All income, gain or loss from investment of monies in the 1999-A SUBI Lease Account shall be for the benefit of the Origination Trustee on behalf of the Origination Trust and credited or debited, as the case may be, from such account; provided that each such investment shall be made in the name of the Origination Trustee on behalf of the Origination Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A Note Distribution Account shall be for the benefit of the Noteholders and credited or debited, as the case may be, from such account; provided that each such investment shall be made in the name of the 1999-A Indenture Trustee on behalf of the 1999-A Securitization Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A Certificate Distribution Account shall be for the benefit of the Certificateholders and credited or debited, as the case may be, from such account; provided that each such investment shall be made in the name of the 1999-A Owner Trustee on behalf of the 1999-A Securitization Trust, its nominee or its Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A SUBI Collection Account shall be for benefit of the Servicer and credited or debited, as the case may be, from such account; provided that each such investment shall be made in the name of the Origination Trustee on behalf of the Origination Trust, its nominee or Financial Intermediary. All income, gain or loss from investment of monies in the 1999-A Payahead Account shall be for the benefit of the Origination Trustee on behalf of the Origination Trust and credited or debited, as the case may be, from such account; provided that each such investment shall be made in the name of the Origination Trustee on behalf of the Origination Trust, its nominee or its Financial Intermediary. If at any time the Servicer shall not have given the Origination Trustee, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as the case may be, a timely written investment directive with respect to the 1999-A SUBI Lease Account, the 1999-A Note Distribution Account, the 1999-A Certificate Distribution Account, the 1999-A SUBI Collection Account or the 1999-A Payahead Account, the Origination Trustee, the 1999-A Indenture Trustee or the 1999-A Owner Trustee, as the case may be, shall invest and reinvest any monies in such account(s) in a mutual fund offered by the Origination Trustee or an Affiliate of the Origination Trustee, the 1999-A Indenture Trustee or an affiliate of the 1999-A Indenture

Trustee or the 1999-A Owner Trustee or an Affiliate of the 1999-A Owner Trustee, each of which meets the requirements of clause (i) of the definition of Eligible Investments. Neither the 1999-A Owner Trustee nor the 1999-A Indenture Trustee shall be liable for the selection of investments or for investment losses incurred thereon in accordance with the instructions of the Servicer or as otherwise specified in this Section 13.04. Neither the 1999-A Owner Trustee nor the 1999-A Indenture Trustee shall have any liabilities in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Servicer to provide timely written investment directions.

     13.05     REBALANCING AFTER THIRD-PARTY CLAIM.

          To the extent that a third-party Claim against Trust Assets is satisfied out of Trust Assets in proportions other than as provided in Section
3.08 of the Origination Trust Agreement, then, notwithstanding anything to the contrary contained herein, the Origination Trustee, at the direction of the Servicer, shall promptly identify and reallocate (or cause the Servicer to identify and reallocate) the remaining Origination Trust Assets among the UTI Sub-Trust and each of the SUBI Sub-Trusts, including the 1999-A SUBI Sub-Trust, such that each shall bear the expense of such Claim as nearly as possible as if the burden thereof had been allocated as provided in Section 3.08 of the Origination Trust Agreement.

                                  ARTICLE FOURTEEN
                              MISCELLANEOUS PROVISIONS

     14.01     GOVERNING LAW.

          This 1999-A SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflicts of laws, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     14.02     EFFECT OF 1999-A SUBI SUPPLEMENT ON ORIGINATION TRUST AGREEMENT.

          (a) Except as otherwise specifically provided herein: (i) the parties shall continue to be bound by all provisions of the Origination Trust Agreement and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Origination Trust Agreement, as the context may require. In the event of any conflict between the provisions of this 1999-A SUBI Supplement and the Origination Trust Agreement with respect to the 1999-A SUBI, the provisions of this 1999-A SUBI Supplement shall prevail.

          (b) For purposes of determining the parties' obligations under this 1999-A SUBI Supplement with respect to the 1999-A SUBI, general references in the Origination Trust Agreement to: (i) a SUBI Account shall be deemed to refer more specifically to any 1999-A SUBI Account; (ii) a SUBI Asset shall be deemed to refer more specifically to a 1999-A SUBI Asset; (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 1999-A SUBI Collection Account; (iv) a SUBI Lease Account shall be deemed to refer more specifically to the 1999-A SUBI Lease Account; (v) a Payahead Account shall be deemed to refer more specifically to the 1999-A Payahead Account; (vi) a SUBI Sub-Trust or SUBI Portfolio shall be deemed to refer more specifically to the 1999-A SUBI Sub-Trust or 1999-A SUBI Portfolio, as the case may be; (vii) a SUBI Supplement shall be deemed to refer more specifically to this 1999-A SUBI Supplement; and (viii) a SUBI Servicing Supplement shall be deemed to refer more specifically to the 1999-A Servicing Supplement.

     14.03     AMENDMENT.

          (a) The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI or the Beneficiaries of the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates, by a writing signed by the Origination Trustee, the UTI Beneficiaries, each 1999-A SUBI Beneficiary and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1999-A Owner Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment. Any amendment of the Origination Trust Agreement that applies to or affects the UTI or any Other SUBI or any Beneficiary of the UTI or any Other SUBI in addition to this 1999-A SUBI shall also be subject to the foregoing provisions of this Section 14.03.

          (b) Notwithstanding the foregoing, this Section 14.03 does not modify or supersede any provision in the Origination Trust Agreement. Without limiting the foregoing, any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI, the 1999-A SUBI Sub-Trust or the Beneficiaries of the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates shall not require the consent of the 1999-A Owner Trustee or the Beneficiaries of the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates.

     14.04     NOTICES.

          (a) The notice provisions of the Origination Trust Agreement shall apply equally to this 1999-A SUBI Supplement; provided that any notice to HTC LP, HTD LP, the 1999-A Securitization Trust, the 1999-A Owner Trustee or the 1999-A Indenture Trustee shall be addressed as follows:

     IF TO HTC LP:

     Honda Titling C L.P.
     700 Van Ness Avenue
     Torrance, California  90501
     Attention:  General Partner

     IF TO HTD LP:

     Honda Titling D L.P.
     700 Van Ness Avenue
     Torrance, California  90501
     Attention:  General Partner

     IF TO THE 1999-A SECURITIZATION TRUST:

     U.S. Bank National Association
     One Illinois Center
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois  60601
     Attention:  Honda Auto Lease Trust 1999-A

     IF TO THE 1999-A INDENTURE TRUSTEE:

     The Bank of New York
     101 Barclay Street, Floor 12E
     New York, New York  10286
     Attention: Honda Auto Lease Trust 1999-A

     IF TO THE 1999-A OWNER TRUSTEE:

     U.S. Bank National Association
     One Illinois Center
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois  60601
     Attention:  Honda Auto Lease Trust 1999-A

          A copy of each notice or other writing required to be delivered to the Origination Trustee pursuant to the Origination Trust Agreement or this 1999-A SUBI Supplement shall be addressed and delivered as follows:

     HVT, Inc.
     One Illinois Center
     111 East Wacker Drive, Suite 3000
     Chicago, Illinois  60601
     Attention:  Honda Auto Lease Trust 1999-A

          A copy of each notice or other writing required to be delivered to the Origination Trustee pursuant to the Origination Trust Agreement shall also be delivered to the 1999-A Owner Trustee insofar as it relates to the 1999-A Securitization Trust.

     14.05     SEVERABILITY OF PROVISIONS.

               If any one or more of the covenants, agreements, provisions or terms of this 1999-A SUBI Supplement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1999-A SUBI Supplement and shall in no way affect the validity or enforceability of the other provisions of this 1999-A SUBI Supplement or of the 1999-A SUBI Certificates or the Retained 1999-A SUBI Certificates or the rights of the holders thereof. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1999-A SUBI Supplement invalid or unenforceable in any respect.

     14.06     COUNTERPARTS.

               This 1999-A SUBI Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.




                   [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, HTA LP, HTB LP, HTC LP, HTD LP, the Servicer, the Origination Trust, the Delaware Trustee and U.S. Bank, as Trust Agent and, solely for the limited purposes set forth herein, as 1999-A Owner Trustee, have caused this 1999-A SUBI Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                HONDA TITLING A L.P.,
                                  as Grantor and UTI Beneficiary
                                By:  Honda Titling A LLC, its general partner
                                By:  Honda Titling Inc., as its manager


                                By:  ______________________________
                                     Name:
                                     Title:


                                HONDA TITLING B L.P.,
                                  as Grantor and UTI Beneficiary
                                By:  Honda Titling B LLC, its general partner
                                By:  Honda Titling Inc., as its manager

                                By:  ______________________________
                                     Name:
                                     Title:


                                HONDA TITLING C L.P.,
                                  as Grantor and UTI Beneficiary
                                By:  Honda Titling C LLC, its general partner
                                By:  Honda Funding Inc., as its manager


                                By:  ______________________________
                                     Name:
                                     Title:


                                HONDA TITLING D L.P.,
                                  as Grantor and UTI Beneficiary
                                By:  Honda Titling D LLC, its general partner
                                By:  Honda Funding Inc., as its manager

                                By:  ______________________________
                                     Name:
                                     Title:

                                AMERICAN HONDA FINANCE CORPORATION, as Servicer

                                By:  ______________________________
                                     Name:
                                     Title:

                                HVT, INC., as Origination Trustee of the Honda
                                    Lease Trust


                                By:  ______________________________
                                     Name:
                                     Title:


                                DELAWARE TRUST CAPITAL MANAGEMENT, INC., as
                                   Delaware Trustee of the Honda Lease Trust

                                By:  ______________________________
                                     Name:
                                     Title:



                                U.S. BANK NATIONAL ASSOCIATION,
                                   as Trust Agent and, for Certain Limited
                                   Purposes, as 1999-A Owner Trustee

                                By:  ______________________________
                                     Name:
                                     Title:

STATE OF CALIFORNIA      )
                         )       ss.:
COUNTY OF LOS ANGELES    )

          On the _________ day of __________ 1999, before me, a notary public in and for of the State of California, personally appeared _________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in the capacity or capacities indicated in the within instrument, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

          WITNESS my hand and official seal.

                                  ______________________________
                                  Notary Public

                                     SCHEDULE I


                          SCHEDULE OF 1999-A CONTRACTS AND
                    1999-A LEASED VEHICLES AS OF THE CUTOFF DATE


      (Omitted. On file with the Servicer, the Origination Trustee, the 1999-A Owner Trustee and the 1999-A Indenture Trustee.)

                                                                       EXHIBIT A

                                 HONDA LEASE TRUST

                   FORM OF HTA LP/HTB LP 1999-A SUBI CERTIFICATE

          Evidencing interests in specified 1999-A SUBI Assets within the 1999-A SUBI Sub-Trust (as defined below).

          This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management Inc., Honda Titling C L.P. Honda Funding Inc., or any of their respective affiliates.

Number [1/2/3/4]

          THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [98.01%] [0.99%] [0.99%] [0.01%] beneficial interest in specified assets of the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination
Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated [May 31, 1999], by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling
B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

          This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate and the
[HTA LP/HTC LP][HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate are duly authorized SUBI Certificate issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of
[May 31, 1999,] among the UTI Beneficiaries, the Transferors, the Origination Trustee, the Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any Beneficiary of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

          Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP][HTB LP/HTD LP] 1999-A SUBI Certificate, the following certificates have been issued: (i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI and (ii) UTI Certificate No. 2 representing 1% of the beneficial interests in the UTI. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI, (b) SUBI Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI and (c) SUBI Certificate No. [1/2/3/4], representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI.

          The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and the beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The assets of the 1999-A SUBI Sub-Trust are currently represented by four SUBI
Certificates: (i) this 1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%]of the 1999-A SUBI Assets, (ii)
a 1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A SUBI Assets (iii) a 1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%][0.99%] [0.01%] of the 1999-A SUBI Assets, and (iv) a 1999-A SUBI Certificate evidencing beneficial interests in [98.01%] [0.99%] [0.99%] [0.01%] of the 1999-A SUBI Assets. Any
holder of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP][HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP][HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate shall be considered a 1999-A SUBI Beneficiary. The rights of the Beneficiaries of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP]
[HTB LP/HTD

LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP]
[HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate, the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or the [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate to certain of the proceeds of the 1999-A SUBI Assets are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

          This [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI
Beneficiary upon request.

          By accepting this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1999-A SUBI Assets. In addition, by accepting this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI
Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included within the 1999-A SUBI Sub-Trust.

          The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, by a writing signed by the Origination Trustee, the UTI Beneficiaries, each 1999-A SUBI Beneficiary, and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1999-A Owner Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio, and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate.

          As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP]
[HTB LP/HTD LP]1999-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

          Prior to due presentation of this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

          Unless this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP]
[HTB LP/HTD LP] 1999-A SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this [HTA LP/HTC LP][HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP] 1999-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTA LP/HTC LP] [HTA LP/HTD LP] [HTB LP/HTC LP] [HTB LP/HTD LP]1999-A SUBI Certificate to be duly executed.

Dated:  [June ___], 1999

                                HONDA LEASE TRUST

                                By:  HVT, INC., as Origination Trustee


                                By:  ______________________________
                                     Authorized Officer


                                By:  DELAWARE TRUST CAPITAL
                                     MANAGEMENT, INC., as Delaware Trustee


                                By:  ______________________________
                                     Authorized Officer

                                                                       EXHIBIT B

                              HONDA LEASE TRUST

                       FORM OF 1999-A SUBI CERTIFICATE


          Evidencing interests in specified 1999-A SUBI Assets within the 1999-A SUBI Sub-Trust (as defined below).

          This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management Inc., Honda Titling C L.P., Honda Titling D L.P., Honda Funding Inc., or any of their respective affiliates.

Number [5/6]

          THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [98.802%/.998%] beneficial interest in specified assets of the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated [May 31, 1999], by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling
B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

          This [HTC LP][HTD LP] 1999-A SUBI Certificate, the [HTC LP][HTD LP] 1999-A SUBI certificate, the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate are duly authorized SUBI Certificates issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of [May 31, 1999,] among the UTI Beneficiaries, the Transferors, the Origination Trustee, the

Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTC LP][HTD LP] 1999-A SUBI Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any Beneficiary of this [HTC LP][HTD LP] 1999-A SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

          Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the following certificates have been issued: (i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI,
(ii) UTI Certificate No. 2 representing 1% of the beneficial interests in the UTI, (iii) SUBI Certificate No. 1, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI, which Certificate has been cancelled, (iv) SUBI Certificate No. 2, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI, which Certificate has been cancelled, (v) SUBI Certificate No. 3 representing [98.01%] [0.99%] [0.99%][0.01%] of the beneficial interests in the 1999-A
SUBI, which Certificate has been cancelled, and (vi) SUBI Certificate No. 4, representing [98.01%] [0.99%][0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI, which Certificate has been cancelled. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI,
(b) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%]
of the beneficial interests in the 1999-A SUBI and (c) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI.

          The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and the beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The assets of the 1999-A SUBI Sub-Trust are currently represented by four SUBI
Certificates: (i) this 1999-A SUBI Certificate evidencing beneficial interests in [98.802%/.998%] of the 1999-A SUBI Assets, (ii) a 1999-A SUBI Certificate evidencing beneficial interests in [98.802%/.998%] of the 1999-A SUBI Assets, (iii) a 1999-A SUBI Certificate evidencing beneficial interests in .198% of the 1999-A SUBI Assets and (iv) a 1999-A SUBI Certificate evidencing beneficial interests in .002% of the 1999-A SUBI Assets. Any holder of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the [HTC LP][HTD LP] 1999-A SUBI Certificate, the HTC LP Retained 1999-A SUBI Certificate or the HTD LP Retained 1999-A SUBI Certificate shall be considered a 1999-A SUBI Beneficiary. The rights of the Beneficiaries of this [HTC LP][HTD LP] 1999-A SUBI Certificate, the [HTC LP][HTD LP] 1999-A SUBI Certificate, the HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate to certain of the proceeds of the 1999-A SUBI Assets are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

          This [HTC LP][HTD LP] 1999-A SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI Beneficiary upon request.

          By accepting this [HTC LP][HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1999-A SUBI Assets. In addition, by accepting this [HTC LP][HTD LP] 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included within the 1999-A SUBI Sub-Trust.

          The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, by a writing signed by the Origination Trustee, the UTI Beneficiaries, each 1999-A SUBI Beneficiary, and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1999-A Owner Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio, and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTC LP][HTD LP] 1999-A SUBI Certificate.

          As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTC LP][HTD LP] 1999-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

          Prior to due presentation of this [HTC LP][HTD LP] 1999-A SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTC LP][HTD LP] 1999-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

          Unless this 1999-A SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this [HTC LP][HTD LP] 1999-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTC LP][HTD LP] 1999-A SUBI Certificate to be duly executed.

Dated:  [June ___], 1999

                                   HONDA LEASE TRUST

                                   By:  HVT, INC., as Origination Trustee


                                   By:  ______________________________
                                             Authorized Officer


                                   By:  DELAWARE TRUST CAPITAL
                                        MANAGEMENT, INC., as Delaware Trustee


                                   By:  ______________________________
                                             Authorized Officer

                                                                      EXHIBIT C

                              HONDA LEASE TRUST

          FORM OF [HTC LP][HTD LP] RETAINED 1999-A SUBI CERTIFICATE

          Evidencing interests in specified 1999-A SUBI Assets within the 1999-A SUBI Sub-Trust (as defined below).

          This Certificate does not represent any obligation of, or an interest in, American Honda Finance Corporation, Honda Titling A L.P., Honda Titling B L.P., Honda Titling Inc., HVT, Inc., Delaware Trust Capital Management Inc., Honda Titling C L.P., Honda Titling D L.P., Honda Funding Inc., or any of their respective affiliates.

Number [7/8]

          THIS CERTIFIES THAT U.S. BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS SECURITIES INTERMEDIARY, is the registered owner of a nonassessable, fully-paid, [.198%] [.002%] beneficial interest in specified assets of the 1999-A SUBI (the "1999-A SUBI") which in turn is comprised of interests in the assets of the 1999-A SUBI Sub-Trust (the "1999-A Sub-Trust") of the Honda Lease Trust, a Delaware business trust (the "Origination Trust"), formed pursuant to the Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998 (the "Origination Trust Agreement"), by and among Honda Titling A L.P. and Honda Titling B L.P., as Grantors and UTI Beneficiaries (in such capacities, the "Grantors" and the "UTI Beneficiaries"), HVT, Inc., a Delaware corporation (the "Origination Trustee"), Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee (the "Delaware Trustee"), American Honda Finance Corporation, as servicer (the "Servicer"), and, for certain limited purposes set forth therein, U.S. Bank National Association, a national banking association ("U.S. Bank"), as trust agent (in such capacity, the "Trust Agent"). A summary of certain of the provisions of the Origination Trust Agreement and the 1999-A SUBI Supplement is set forth below. Capitalized terms used and not otherwise defined herein have the meanings ascribed thereto in the Agreement of Definitions dated [May 31, 1999], by and among HVT, Inc., a Delaware corporation, as origination trustee, Delaware Trust Capital Management, Inc., a Delaware corporation, as Delaware trustee, U.S. Bank National Association, a national banking association, as trust agent and as owner trustee, American Honda Finance Corporation, as servicer, Wilmington Trust Company, as Delaware owner trustee, The Bank of New York, as indenture trustee, Honda Titling A L.P., a Delaware limited partnership, Honda Titling
B L.P., a Delaware limited partnership, Honda Titling C L.P., a Delaware limited partnership, and Honda Titling D L.P., a Delaware limited partnership.

          This [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the [HTC LP] [HTD LP] Retained 1999-A SUBI Certificate, the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate are duly authorized SUBI Certificates issued under the 1999-A SUBI Supplement to the Origination Trust Agreement (the "1999-A SUBI Supplement") dated as of [May 31, 1999,] among the UTI Beneficiaries, the Transferors, the Origination Trustee, the

Servicer and U.S. Bank, as Trust Agent and, for certain limited purposes as set forth therein, as 1999-A Owner Trustee. This [HTC LP][HTD LP] Retained 1999-A SUBI Certificate is subject to the terms, provisions and conditions of the Origination Trust Agreement and the 1999-A SUBI Supplement, to which any Beneficiary of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate or any interest herein by virtue of the acceptance hereof or of any interest herein hereby assents and by which such SUBI Beneficiary is bound.

          Also issued or to be issued under the Origination Trust Agreement are various other series of certificates evidencing undivided interests in the 1999-A SUBI Sub-Trust and in other Sub-Trusts of the Origination Trust. Prior to the date of initial issue of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the following certificates have been issued: (i) UTI Certificate No. 1, representing 99% of the beneficial interests in the UTI,
(ii) UTI Certificate No. 2 representing 1% of the beneficial interests in the UTI, (iii) SUBI Certificate No. 1, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI, which Certificate has been cancelled, (iv) SUBI Certificate No. 2, representing [98.01%] [0.99%] [0.99%] [0.01%] of the beneficial interests in the 1999-A SUBI, which Certificate has been cancelled, (v) SUBI Certificate No. 3 representing [98.01%] [0.99%] [0.99%][0.01%] of the beneficial interests in the 1999-A
SUBI, which Certificate has been cancelled, and (vi) SUBI Certificate No. 4, representing [98.01%] [0.99%][0.99%] [0.01%] of the beneficial interest in the 1999-A SUBI which Certificate has been cancelled. SUBI Certificates representing 100% of the undivided interests in each other SUBI to be formed will be issued in connection with the formation of each related SUBI Sub-Trust. Concurrently herewith, on the date of initial issue of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the Origination Trust is also issuing (a) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI,
(b) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%]
of the beneficial interests in the 1999-A SUBI and (c) SUBI Certificate No. [5/6/7/8], representing [98.802%/.998%/.198%/.002%] of the beneficial interests in the 1999-A SUBI.

          The property of the Origination Trust is identified in the Origination Trust Agreement and the property of the 1999-A SUBI Sub-Trust is identified in the 1999-A SUBI Supplement. Pursuant to the 1999-A SUBI Supplement, the 1999-A SUBI Assets were identified and allocated on the records of the Origination Trust as a separate SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), and the beneficial interest in the 1999-A SUBI Sub-Trust was designated as a separate SUBI known as the "1999-A SUBI". The assets of the 1999-A SUBI Sub-Trust are currently represented by four SUBI
Certificates: (i) this 1999-A SUBI Certificate evidencing beneficial interests in [.198%/.002%] of the 1999-A SUBI Assets, (ii) a 1999-A SUBI Certificate evidencing beneficial interests in [.198%/.002%] of the 1999-A SUBI Assets, (iii) a SUBI Certificate evidencing beneficial interests in 98.802% of the 1999-A SUBI Assets and (iv) a SUBI Certificate evidencing beneficial interests in .998% of the 1999-A SUBI Assets. Any holder of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the HTC LP 1999-A SUBI Certificate or the HTD LP 1999-A SUBI Certificate shall be considered a 1999-A SUBI Beneficiary. The rights of the Beneficiaries of this [HTC LP][HTD LP] Retained 1999-A
SUBI Certificate, the [HTC LP][HTD LP] Retained 1999-A SUBI Certificate, the HTC LP 1999-A SUBI Certificate and the

HTD LP 1999-A SUBI Certificate to certain of the proceeds of the 1999-A SUBI Assets are and will be further set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement.

          This [HTC LP][HTD LP] Retained 1999-A SUBI Certificate is limited in right of payment to certain collections and recoveries respecting the 1999-A Contracts (and the related Lessors) and the 1999-A Leased Vehicles allocated to the 1999-A SUBI Sub-Trust, all to the extent and as more specifically set forth in the Origination Trust Agreement and the 1999-A SUBI Supplement. Copies of the Origination Trust Agreement and the 1999-A SUBI Supplement may be examined during normal business hours at the principal office of the Origination Trustee, and at such other places, if any, designated by the Origination Trustee, by each 1999-A SUBI Beneficiary upon request.

          By accepting this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary waives and releases any claim to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust and those proceeds or assets derived from or earned by the 1999-A SUBI Assets. In addition, by accepting this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate or any interest herein, the related SUBI Beneficiary hereby expressly subordinates any claim or interest in or to any proceeds or assets of the Origination Trustee and to all of the Trust Assets other than those from time to time included within the 1999-A SUBI Sub-Trust that may be determined to exist in favor of such SUBI Beneficiary notwithstanding the foregoing disclaimer to the rights and interests of each SUBI Beneficiary with respect to Trust Assets other than those included within the 1999-A SUBI Sub-Trust.

          The 1999-A SUBI Supplement and the Origination Trust Agreement may be amended from time to time, to the extent such amendment applies to or affects only the 1999-A SUBI and the 1999-A SUBI Portfolio, by a writing signed by the Origination Trustee, the UTI Beneficiaries, each 1999-A SUBI Beneficiary, and, to the extent that any such amendment affects any obligation or interest of the Trust Agent, the Trust Agent, in each case only with the prior written consent of the 1999-A Owner Trustee and upon prior written notice to each Rating Agency that includes the substance of the proposed amendment. Any amendment of the Origination Trust Agreement or of any other SUBI Supplement that applies to or affects any UTI or Other SUBI and the 1999-A SUBI or the 1999-A SUBI Portfolio shall also be subject to the foregoing provisions. The foregoing does not apply to any amendment of the Origination Trust Agreement or any other SUBI Supplement that neither applies to nor affects the 1999-A SUBI or the 1999-A SUBI Portfolio, and such amendments shall not require the consent of any 1999-A SUBI Beneficiary or the 1999-A Owner Trustee. If approval of any 1999-A SUBI Beneficiary is required, any such consent shall be conclusive and binding on such Beneficiary and on all future Beneficiaries hereof whether or not notation of such consent is made upon this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate.

          As provided in the Origination Trust Agreement and the 1999-A SUBI Supplement, this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate and the underlying interests represented hereby may not be transferred or assigned, except in accordance with the provisions thereof.

          Prior to due presentation of this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate for registration of a permitted transfer, the Origination Trustee, the certificate registrar and any of their respective agents may treat the person or entity in whose name this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate is registered as the owner hereof for the purpose of receiving distributions and for all other purposes, and, except as provided for in the Origination Trust Agreement, neither the Origination Trustee, the certificate registrar nor any such agent shall be affected by any notice to the contrary.

          Unless this 1999-A SUBI Certificate shall have been executed by an authorized officer of the Origination Trustee, by manual signature, this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate shall not entitle the holder hereof to any benefit under the Origination Trust Agreement or the 1999-A SUBI Supplement or be valid for any purpose.

          IN WITNESS WHEREOF, the Origination Trustee and the Delaware Trustee, on behalf of the Origination Trust and not in their individual capacities, have caused this [HTC LP][HTD LP] Retained 1999-A SUBI Certificate to be duly executed.

Dated:  [May 31], 1999

                                   HONDA LEASE TRUST

                                   By:  HVT, INC., as Origination Trustee


                                   By:  ______________________________
                                             Authorized Officer


                                   By:  DELAWARE TRUST CAPITAL
                                        MANAGEMENT, INC., as Delaware Trustee


                                   By:  ______________________________
                                             Authorized Officer